Business combinations	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business combinations
Business combinations
Dezima Pharma B.V.
On October 14, 2015, we acquired all of the outstanding stock of Dezima Pharma B.V. (Dezima), a privately-held, Netherlands-based biotechnology company focused on developing innovative treatments for dyslipidemia. Dezima’s lead molecule is AMG 899 (formerly TA-8995), an oral, once-daily cholesteryl ester transfer protein inhibitor that has completed certain phase 2 trials. The rights to AMG 899 in certain territories in Asia, including Japan, are held by a third party. As part of the transaction, we assumed certain third-party agreements that were in place with Dezima to conduct R&D and manufacturing activities. The transaction, which was accounted for as a business combination, expands our cardiovascular portfolio. Upon its acquisition, Dezima became a wholly owned subsidiary of Amgen, and its operations have been included in our consolidated financial statements commencing on the acquisition date.
The aggregate acquisition date consideration to acquire Dezima consisted of (in millions):

Total cash paid to former shareholders of Dezima	$300
Fair value of contingent consideration obligations	110
Total consideration	$410

In connection with this acquisition, we are obligated to make additional payments to the former shareholders of Dezima of up to $1.25 billion contingent upon the achievement of certain development and sales-related milestones. In addition, low single-digit royalties will be paid on net product sales above a certain threshold. The estimated fair values of the contingent consideration obligations aggregated to $110 million as of the acquisition date and were determined using a combination of valuation techniques. See Note 16, Fair value measurement for information regarding the estimated fair values of these obligations as of December 31, 2015. The contingent consideration obligations relating to payments for regulatory milestones were valued based on assumptions regarding the probability of achieving the milestones and making the related payments, with such amounts discounted to present value based on our credit risk. The contingent consideration obligations relating to sales milestones were valued based on assumptions regarding the probability of achieving specified product sales thresholds to determine the required payments, with such amounts discounted to present value based on our credit risk.
The fair values of assets acquired and liabilities assumed primarily included IPR&D of $400 million, goodwill of $108 million and deferred tax liabilities of $100 million. This valuation reflects delayed development pending competitor clinical trials in this class. The estimated fair value of acquired IPR&D related to AMG 899 was determined using a probability-weighted income approach, which discounts expected future cash flows to present value using a discount rate that represents the estimated rate that market participants would use to value the assets. The projected cash flows were based on certain assumptions, including estimates of future revenues and expenses, the time and resources needed to complete development and the probabilities of obtaining marketing approval from regulatory agencies. The excess of the acquisition date consideration over the fair values assigned to the assets acquired and the liabilities assumed of $108 million was recorded as goodwill, which is not deductible for tax purposes. Goodwill is attributable primarily to the expected synergies and other benefits that we believe will result from expanding our cardiovascular portfolio with AMG 899; and the deferred tax consequences of acquired IPR&D recorded for financial statement purposes.
The fair value estimates for the assets acquired and liabilities assumed were based upon preliminary calculations and valuations and our estimates and assumptions are subject to change as we obtain additional information during the measurement period (up to one year from the acquisition date). The primary areas of those preliminary estimates that are not yet finalized relate to IPR&D and tax related items.
Pro forma results of operations for this acquisition have not been presented because this acquisition is not material to our consolidated results of operations.
Onyx Pharmaceuticals
On October 1, 2013, we acquired all of the outstanding stock of Onyx Pharmaceuticals, Inc. (Onyx), a global biopharmaceutical company engaged in the development and commercialization of innovative therapies for improving the lives of people afflicted with cancer. Onyx has a multiple myeloma franchise, with Kyprolis® already approved in the United States, and with oprozomib being evaluated in clinical trials for patients with hematologic malignancies. In addition, Onyx has three partnered oncology assets: Nexavar® tablets (an Onyx and Bayer compound), Stivarga® tablets (a Bayer compound) and Ibrance® (a Pfizer, Inc. (Pfizer) compound). This transaction, which was accounted for as a business combination, provides us with an opportunity to expand our oncology franchise. Onyx’s operations have been included in our consolidated financial statements commencing on the acquisition date.
The aggregate acquisition date consideration to acquire Onyx was paid in cash and consisted of (in millions):

Total consideration transferred	$9,517
Compensation expense	197
Total consideration paid	$9,714

The $9,517 million cash payment consisted of a $9,186 million cash payment to the outstanding common stockholders and a $331 million cash payment to the Onyx equity award holders for services rendered prior to October 1, 2013 under the Onyx equity award plans. The remaining $197 million of cash, which related to the accelerated vesting of the remaining Onyx equity awards, was recognized as compensation expense during the three months ended December 31, 2013. This amount was included primarily in Selling, general and administrative expense in the Consolidated Statement of Income.
The consideration to acquire Onyx was allocated to the acquisition date fair values of assets acquired and liabilities assumed as follows (in millions):

Cash and cash equivalents	$319
Marketable securities	337
Inventories	170
Indefinite-lived intangible assets - IPR&D	1,180
Finite-lived intangible assets - Developed product technology rights	6,190
Finite-lived intangible assets - Licensing rights	2,792
Goodwill	2,402
Convertible debt	(742)
Assumed contingent consideration	(261)
Deferred income taxes, net	(3,011)
Other assets (liabilities), net	141
Total consideration (excluding compensation expense)	$9,517

The developed product technology rights acquired relate to Kyprolis® in the United States where it was approved at the acquisition date. This product technology is being amortized on a straight-line basis over the estimated useful life of 12 years.
Licensing rights acquired represent the aggregate estimated fair values of receiving future milestone, royalty and/or profit sharing payments associated with various contract agreements that were entered into by Onyx prior to the acquisition. The weighted-average useful life of these finite-lived intangible assets is ten years and they are being amortized on a straight-line basis.
The fair values of the developed product technology rights and licensing rights acquired were determined by estimating the probability-weighted net cash flows attributable to these rights discounted to present value using a discount rate that represents the estimated rate that market participants would use to value these intangible assets.
The estimated fair values of acquired IPR&D assets are related to the development of (i) Kyprolis® in territories outside the United States (excluding Japan), where regulatory approval to market the product had not been received at the acquisition date (see Note 12, Goodwill and intangible assets) and (ii) oprozomib. The estimated fair values at acquisition were determined using a probability-weighted income approach, which discounts expected future cash flows to present value using a discount rate that represents the estimated rate that market participants would use to value the assets. The projected cash flows from these projects were based on certain assumptions, including estimates of future revenues and expenses, the time and resources needed to complete development and the probabilities of obtaining marketing approval from regulatory agencies.
We assumed contingent consideration obligations upon the acquisition of Onyx arising from Onyx’s 2009 acquisition of Proteolix, Inc. There were two separate milestone payments of $150 million each which were to be triggered if Kyprolis® received specified marketing approvals for relapsed multiple myeloma on or before March 31, 2016, by each of the U.S. Food and Drug Administration (FDA) and the European Medicines Agency (EMA). The assumed contingent consideration value was determined by discounting probability-adjusted cash outflows to present value using a discount rate that represents the estimated rate that market participants would use. In December 2014, we renegotiated the terms of these milestones and settled the contingent consideration obligations with the former shareholders of Proteolix, Inc., by agreeing to make a single payment of $225 million, which was made during the first quarter of 2015.
The excess of the acquisition date consideration over the fair values assigned to the assets acquired and the liabilities assumed of $2.4 billion was recorded as goodwill, which is not deductible for tax purposes and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized and the expected synergies and other benefits that we believe will result from combining the operations of Onyx with our operations.
We incurred $36 million of transaction-related expense which was recorded in Selling, general, and administrative expenses in the Consolidated Statement of Income for the year ended December 31, 2013.
Filgrastim and pegfilgrastim rights acquisition
In October 2013, we entered into an agreement to acquire the licenses to filgrastim and pegfilgrastim effective January 1, 2014 (acquisition date), that were held by F. Hoffmann-La Roche Ltd. (Roche) in approximately 100 markets in Eastern Europe, Latin America, Asia, the Middle East and Africa (Product Rights), and to settle our preexisting relationship related to the Product Rights for total consideration of $497 million. The acquisition of the Product Rights was accounted for as a business combination as the acquired rights and processes are capable of producing an immediate return to us, and the settlement of the preexisting relationship was accounted for separately from the business combination. The operations of the acquired set of activities have been included in our consolidated financial statements commencing on the acquisition date.
The aggregate consideration transferred consisted of (in millions):

Total consideration transferred	$497
Settlement of preexisting relationship at fair value	(99)
Total consideration transferred to acquire the Product Rights	$398

The settlement of the preexisting relationship relates to a supply contract between Amgen and Roche that was terminated as a result of the acquisition of the Product Rights. The fair value of the contract of $99 million was recognized in Cost of sales in the Consolidated Statement of Income for the year ended December 31, 2014.
This transaction provides us with an opportunity to expand our geographic presence and reach more patients in more countries that could benefit from our therapies. The fair values of assets acquired and liabilities assumed primarily included marketing-related rights of $363 million, developed product technology rights of $11 million, goodwill of $3 million and other assets of $21 million. The marketing-related and developed product technology rights acquired relate to the Product Rights and are being amortized on a straight-line basis over their estimated useful lives of five years and three and one-half years, respectively.
Pro forma results of operations for this acquisition have not been presented because this acquisition is not material to our consolidated results of operations.
For all IPR&D projects in the acquisitions discussed above, there are major risks and uncertainties associated with the timely and successful completion of development and commercialization of these product candidates, including our ability to confirm their safety and efficacy based on data from clinical trials, our ability to obtain necessary regulatory approvals and our ability to successfully complete these tasks within budgeted costs. We are not able to market a human therapeutic without obtaining regulatory approvals, and such approvals require completing clinical trials that demonstrate a product candidate is safe and effective. Consequently, the eventual realized value, if any, of these acquired IPR&D projects may vary from their estimated fair values at the dates of acquisition.